EXHIBIT 10.20(a)

                                 AMENDMENT NO. 1
                                       TO
                              MANAGEMENT AGREEMENT

            WHEREAS, MORGAN STANLEY SPECTRUM GLOBAL BALANCED L.P., a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and ALTIS PARTNERS (JERSEY) LIMITED, an entity formed in Jersey (the "Trading Advisor"), have agreed to amend the Management Agreement, dated as of the 9th day of October, 2007 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Advisor, to reduce the monthly management fee payable to the Trading Advisor.

            WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

            NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

            1. The monthly management fee equal to 1/12 of 1.75% (a 1.75% annual rate) of the "Net Assets" of the Partnership allocated to the Trading Advisor in
Section 6(a)(i) of the Management Agreement is hereby changed to a monthly management fee equal to 1/12 of 1.25% (a 1.25% annual rate) of the "Net Assets" of the Partnership allocated to the Trading Advisor.

            2. The foregoing amendment shall take effect as of the 1st day of August, 2008.

            3. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

            4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

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            IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 28th day of July 2008.

                              MORGAN STANLEY SPECTRUM GLOBAL
                                   BALANCED L.P.

                              By: Demeter Management Corporation,
                                     General Partner


                              By:    /s/ Walter Davis
                                  --------------------------------
                                  Name:  Walter Davis
                                  Title: President


                              DEMETER MANAGEMENT CORPORATION


                              By:    /s/ Walter Davis
                                  --------------------------------
                                  Name:  Walter Davis
                                  Title: President


                              ALTIS PARTNERS (JERSEY) LIMITED


                              By:    /s/ Richard Plane
                                  --------------------------------
                                  Name:  Richard Plane
                                  Title: Executive Director


                              By:    /s/ Stephen Hedgecock
                                  --------------------------------
                                  Name:  Stephen Hedgecock
                                  Title: Principal